    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 15, 1997

                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                ---------------
                              KOHL'S CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                ---------------
                                                     39-1630919
               WISCONSIN                          (I.R.S. EMPLOYER
     (STATE OR OTHER JURISDICTION                IDENTIFICATION NO.)
   OF INCORPORATION OR ORGANIZATION)
                          N56 W17000 RIDGEWOOD DRIVE
                       MENOMONEE FALLS, WISCONSIN 53051
                                (414) 703-7000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                ---------------
                              WILLIAM S. KELLOGG
                          N56 W17000 RIDGEWOOD DRIVE
                       MENOMONEE FALLS, WISCONSIN 53051
                                (414) 703-7000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                       COPIES OF ALL COMMUNICATIONS TO:
         PETER M. SOMMERHAUSER                      JERRY ELLIOTT
         GODFREY & KAHN, S.C.                    SHEARMAN & STERLING
        780 NORTH WATER STREET                  599 LEXINGTON AVENUE
      MILWAUKEE, WISCONSIN 53202              NEW YORK, NEW YORK 10022
            (414) 273-3500                         (212) 848-4000
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement is declared effective.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend of interest reinvestment plans, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-32905
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------
                        CALCULATION OF REGISTRATION FEE
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
                                                 PROPOSED MAXIMUM PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF        AMOUNT TO BE   OFFERING PRICE     AGGREGATE        AMOUNT OF
   SECURITIES TO BE REGISTERED     REGISTERED(1)     PER UNIT      OFFERING PRICE  REGISTRATION FEE
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
Common Shares, $.01 par value....     690,000        63 13/16       $44,030,625       $13,342.62
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
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(1) Includes 90,000 shares issuable upon exercise of the Underwriters' over-
    allotment option.

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

                           INCORPORATION OF CERTAIN
                           INFORMATION BY REFERENCE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 filed by Kohl's Corporation (Reg. No. 333-32905) pursuant to the Securities Act of 1933, as amended, and declared effective on August 13, 1997, including the exhibits, is incorporated by reference into this Registration Statement.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MENOMONEE FALLS, STATE OF WISCONSIN, ON AUGUST 14, 1997.


                                          Kohl's Corporation

                                                  /s/ William S. Kellogg
                                          By: _________________________________
                                                    William S. Kellogg
                                              Chairman of the Board and Chief
                                                     Executive Officer

                               POWER OF ATTORNEY

  EACH PERSON WHOSE SIGNATURE APPEARS BELOW APPOINTS WILLIAM S. KELLOGG, JAY
H. BAKER, JOHN F. HERMA AND R. LAWRENCE MONTGOMERY AND EACH OF THEM, AS HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN ANY OR ALL AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS), TO THIS REGISTRATION STATEMENT, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO, AND ALL DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, AND ANY OTHER REGULATORY AUTHORITY, GRANTING UNTO EACH SAID ATTORNEY-IN-FACT AND AGENT FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING, REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE FOREGOING, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT EACH SAID ATTORNEY-IN-FACT AND AGENT, OR HIS SUBSTITUTE, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:

        /s/ William S. Kellogg                       /s/ Jay H. Baker
_____________________________________     _____________________________________
          William S. Kellogg                           Jay H. Baker
   Chairman, Chief Executive Officer              President and Director
             and Director

           /s/ John F. Herma                    /s/ R. Lawrence Montgomery
_____________________________________     _____________________________________
             John F. Herma                        R. Lawrence Montgomery
      Chief Operating Officer and               Vice Chairman and Director
               Director

           /s/ Arlene Meier                        /s/ James D. Ericson
_____________________________________     _____________________________________
             Arlene Meier                            James D. Ericson
  Executive Vice President and Chief                     Director
     Financial Officer (Principal
   Financial and Accounting Officer)

           /s/ Frank V. Sica                         /s/ Herbert Simon
_____________________________________     _____________________________________
             Frank V. Sica                             Herbert Simon
               Director                                  Director

       /s/ Peter M. Sommerhauser                    /s/ R. Elton White
_____________________________________     _____________________________________
         Peter M. Sommerhauser                        R. Elton White
               Director                                  Director

Dated: August 14, 1997

                                 EXHIBIT INDEX

  All exhibits filed with or incorporated by reference in Registration Statement No. 333-32905 are incorporated by reference into, and shall be deemed a part of, this registration statement, except the following which are filed herewith.

  NUMBER                          DESCRIPTION
  ------                          -----------                          --
  5.1      Opinion of Godfrey & Kahn, S.C.
 23.3      Consent of Ernst & Young LLP
 23.4      Consent of Godfrey & Kahn, S.C. (included in Exhibit 5.1)